SECOND AMENDMENT TO THE STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN (Plan Effective January 1, 2014) Pursuant to Section 5.1 of the State Street Corporation Supplemental Cash Incentive Plan (the “Plan”), State Street Corporation, acting through the undersigned, its authorized delegate, hereby amends the Plan as follows, effective January 1, 2019: Subparagraph (i) “Eligible Employee” of Section 1.3 Definitions is clarified by replacing it in its entirety as follows: “Eligible Employee” means (i) any employee of an Employer (including an officer or director who is also an employee) and (ii) any individual (a) who is no longer an employee of an Employer due to retirement or otherwise, (b) who the Plan Administrator determines, in its discretion, is eligible to receive a cash bonus or other compensation earned while in the employment of an Employer, and (c) whose cash bonus or other compensation the Plan Administrator determines, in its discretion, be paid, in whole or in part, in the form of an Award under this Plan. IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer this 20th day of February, 2019. STATE STREET CORPORATION By: /s/ Kathryn M. Horgan__________ Title: Executive Vice President____ Information Classification: Limited Access